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                                                                   EXHIBIT 23(a)

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectuses constituting part of the Registration Statements on Form S-3 (No. 33-44475); Form S-4 (No. 33-44403) and Forms S-8 (Nos. 33-36304, 33-67826, 33-67828 and
33-36305) of our report dated March 16, 1996 appearing on Page F-2 of Bird Corporation's Annual Report on Form 10-K/A for the year ended December 31, 1995.


/s/ Price Waterhouse LLP

Boston, Massachusetts
April 26, 1996